Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

NOTE 18—INCOME TAXES

In determining quarterly provisions for income taxes, Kennedy-Wilson uses an effective tax rate based on actual year-to-date income and statutory tax rates. The effective tax rate also reflects Kennedy-Wilson's assessment of the ultimate outcome of tax audits.

Kennedy Wilson's effective tax rates for the three month periods ended September 30, 2011 and 2010 were 38.1% and 11.4%, respectively. Kennedy-Wilson's effective tax rates for the nine months ended September 30, 2011 and 2010 were 48.6% and 55.1%, respectively. The fluctuations between periods in the Company's effective tax rate are mainly due to varying levels of income and amounts attributable to non-controlling interests. Permanent items that impact the Company's effective rates as compared to the U.S. federal statutory rate of 34% were not materially different in amounts for all periods. The difference between the U.S. federal statutory rate of 34% and the Company's effective tax rate are state taxes and income attributable to non-controlling interests.

NOTE 17—INCOME TAXES

The (benefit from) provision for income taxes consists of the following:

	Year ended December 31,
	2010	2009	2008
Current
Federal	$(2,450,000)	$(9,461,000)	$(2,416,000)
State	18,000	228,000	(351,000)

	(2,432,000)	(9,233,000)	(2,767,000)

Deferred
Federal	5,583,000	5,987,000	2,905,000
State	576,000	(715,000)	467,000

	6,159,000	5,272,000	3,372,000

Total	$3,727,000	$(3,961,000)	$605,000

A reconciliation of the statutory federal income tax rate of 34% with Kennedy-Wilson's effective income tax rate is as follows:

	Year ended December 31,
	2010	2009	2008
Tax computed at statutory rate	$3,472,000	$(4,630,000)	$414,000
State income taxes, net of federal benefit	393,000	(681,000)	69,000
Non-vested stock expense	—	525,000	375,000
Capitalized transaction costs	—	528,000	—
Adjustment to investment basis	—	954,000	—
Extinguishment of debt	818,000	—	—
Noncontrolling interest and other	(956,000)	(657,000)	(253,000)

Provision for (benefit from) income taxes	$3,727,000	$(3,961,000)	$605,000

The following summarizes the effect of deferred income tax items and the impact of "temporary differences" between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. Temporary differences and carryforwards which give rise to deferred tax assets and liabilities are as follows:

	Year ended December 31,
	2010	2009
Deferred tax assets:
Accrued reserves	$196,000	$194,000
Stock option expense	1,714,000	309,000
Net operating loss carryforward and credits	9,145,000	1,236,000
Hedging transactions	1,032,000	—
Marketable securities	289,000	294,000
Accrued bonuses	—	456,000

Total deferred tax assets	12,376,000	2,489,000

Deferred tax liabilities:
Depreciation and amortization	6,644,000	6,366,000
Prepaid expenses and other	814,000	1,096,000
Investment basis and reserve differences	21,701,000	3,040,000
Accrued payroll	—	—
Unrealized gain on fair value option	—	3,639,000
Foreign currency translation	6,773,000	1,472,000
Capitalized interest	2,315,000	2,315,000

Total deferred tax liabilities	38,247,000	17,928,000

Net deferred tax liability	$25,871,000	$15,439,000

Based upon the level of historical taxable income and projections for future taxable income over the periods which Kennedy-Wilson's gross deferred tax assets are deductible, management believes it is more likely than not Kennedy-Wilson will realize the benefits of these deductible differences as of December 31, 2010.

Management has considered the likelihood and significance of possible penalties associated with Kennedy-Wilson's current and intended filing positions and has determined, based on its assessment, that such penalties, if any, would not be expected to be material.

Kennedy-Wilson's federal income tax returns remain open to examination for the tax years 2007 through 2010. Kennedy-Wilson is currently under examination for 2008 and 2009.